EXHIBIT 99.1
                                  ------------

            Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-14,
                    Asset-Backed Certificates, Series 2005-14

Dynamic Credit Collateral Analysis                                                                        Total      $956,631,699.48
Deal Name Here                                GSAA-05-14          ***Use only the collateral supporting the tranche we are buying***
                                          *** Row D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***


I. FICO and LTV

                                                 Row - %           Wtd Avg         Wtd Avg   Wtd Avg  Wtd Avg  Wtd Avg
    FICO Low            FICO High      LTV     Total Collateral  Curr. Bal./Loan    FICO       DTI      LTV      GWAC      % SFD
    --------            ---------      ---     ----------------  ---------------    ----       ---      ---      ----      -----
                   500        524    > 65%
                   525        574    > 65%
                   575        599    > 65%                0.04%       359,650.00       598     39.39    79.92     5.75       100
                   600        619    > 70%                0.12%       189,016.66   614.929    43.262   78.857     6.87       100
                   620        639    > 70%                2.35%       202,416.77   630.394     38.57   80.162     6.49    67.383
                   640        659    > 70%                7.66%       231,211.61   649.784    38.403   80.359     6.53    61.954
                   660        679    > 80%                0.85%       202,135.30   668.395    38.524    91.36     6.74    54.371
                   680        699    > 80%                0.86%       199,608.46   689.079    37.701   91.453     6.34    52.994
                   700        724    > 80%                1.29%       209,696.25   711.566    35.531   90.954     6.66    59.168
                   725        749    > 80%                0.59%       183,205.53   735.805    38.388   91.315     6.54    52.245
                   750  max          > 90%                0.22%       191,492.42   768.463    38.135   94.716     6.43    44.559


    FICO Low            FICO High    LTV         % PUD      % Owner Occ      % Investor     % 2+ family     % Full Doc     % Ltd Doc
    --------            ---------    ---         -----      -----------      ----------     -----------     ----------     ---------
                   500        524    > 65%
                   525        574    > 65%
                   575        599    > 65%           0              100               0               0            100             0
                   600        619    > 70%           0           89.882          10.118               0         61.172         22.22
                   620        639    > 70%      20.714           87.402           8.275           3.932         40.349        31.434
                   640        659    > 70%      22.166           88.652           8.344           2.646          40.23        34.652
                   660        679    > 80%      26.637           76.417          16.563           2.447         28.741        20.438
                   680        699    > 80%      22.705           70.544          24.395           1.739         23.747        21.722
                   700        724    > 80%      22.466           46.211          42.093           4.039          9.029        36.211
                   725        749    > 80%      30.898           47.302           43.38               0         23.724        46.085
                   750 max           > 90%       37.39              100               0           8.885         18.933         8.885


                                                                                    % With
    FICO Low            FICO High    LTV       % No Doc      % MI     % Int Only     Seconds
    --------            ---------    ---       --------      ----     ----------     -------
                   500        524    > 65%
                   525        574    > 65%
                   575        599    > 65%           0          0            100          0         359,650.00
                   600        619    > 70%      16.608     10.118            100     52.905       1,134,099.98
                   620        639    > 70%      28.217      6.644         85.488     59.733      22,468,261.03
                   640        659    > 70%      25.119      8.067         89.679     65.557      73,294,080.45
                   660        679    > 80%      50.822        100          79.99      5.955       8,085,411.91
                   680        699    > 80%      54.531     98.055         81.547          0       8,183,946.94
                   700        724    > 80%       54.76        100         88.988          0      12,372,078.50
                   725        749    > 80%      30.191        100         80.036          0       5,679,371.35
                   750 max           > 90%      72.183        100            100          0       2,106,416.58



II. LTV and DTI
                                                  Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
     LTV Low             LTV High      DTI   Total Collateral    Curr. Bal./Loan     FICO       DTI       LTV       GWAC      % SFD
     -------             --------      ---   ----------------    ---------------     ----       ---       ---       ----      -----
                70.00%     79.99%    > 50%              0.21%         198,237.80    706.291    56.403    77.972      5.66     56.416
                80.00%     84.99%    > 50%              0.61%         231,747.16    702.672    52.116        80      6.36     74.424
                85.00%     89.99%    > 50%              0.05%         161,799.99    703.541    55.679    88.724      6.36     52.276
                90.00%     94.99%    > 50%              0.08%         196,934.50    690.191    58.525        90      6.87     71.437
                95.00%     99.99%    > 50%              0.04%         194,121.50    703.557    61.911        95      6.22     35.623
               100.00%    109.99%    > 50%
               110.00% max           > 50%


     LTV Low             LTV High      DTI        % PUD     % Owner Occ     % Investor     % 2+ family     % Full Doc     % Ltd Doc
     -------             --------      ---        -----     -----------     ----------     -----------     ----------     ---------
                70.00%     79.99%    > 50%       28.955          66.763         26.722               0         78.881        14.604
                80.00%     84.99%    > 50%       10.635          77.378           17.6           5.799         60.516        33.559
                85.00%     89.99%    > 50%            0          28.636         71.364          47.724            100             0
                90.00%     94.99%    > 50%            0          61.212         38.788               0         81.632        18.368
                95.00%     99.99%    > 50%       64.377          35.623              0               0         64.377        35.623
               100.00%    109.99%    > 50%
               110.00% max           > 50%


                                                                                    % With
     LTV Low             LTV High      DTI     % No Doc     % MI     % Int Only     Seconds
     -------             --------      ---     --------     ----     ----------     -------
                70.00%     79.99%    > 50%        6.515        0         90.471      43.173     1,982,377.99
                80.00%     84.99%    > 50%        5.925        0         91.802      60.676     5,793,679.05
                85.00%     89.99%    > 50%            0      100            100           0       485,399.98
                90.00%     94.99%    > 50%            0      100            100           0       787,738.00
                95.00%     99.99%    > 50%            0      100              0           0       388,242.99
               100.00%    109.99%    > 50%
               110.00% max           > 50%



III. DTI and FICO

                                                   Row - %            Wtd Avg       Wtd Avg    Wtd Avg   Wtd Avg   Wtd Avg
     DTI Low             DTI High     FICO    Total Collateral    Curr. Bal./Loan     FICO       DTI       LTV      GWAC      % SFD
     -------             --------     ----    ----------------    ---------------     ----       ---       ---      ----      -----
                20.00%     29.99%    < 550
                30.00%     34.99%    < 600
                35.00%     39.99%    < 675               4.62%         245,303.24    655.52     37.241    78.064      6.29    66.778
                40.00%     44.99%    < 675               5.50%         237,892.19   655.726     41.806    78.791      6.41    58.137
                45.00%     49.99%    < 700               4.31%         219,501.44   665.093      46.44    78.949      6.44    61.765
                50.00%     54.99%    < 750               0.98%         224,117.50    688.97     51.208    78.422      6.36    71.138
                   56% max           < 750               0.47%         203,749.39   698.259     58.922    73.749      5.95    36.455


     DTI Low             DTI High    FICO       % PUD    % Owner Occ     % Investor     % 2+ family     % Full Doc      % Ltd Doc
     -------             --------    ----       -----    -----------     ----------     -----------     ----------      ---------
                20.00%     29.99%    < 550
                30.00%     34.99%    < 600
                35.00%     39.99%    < 675      18.936         85.82          10.13           2.697         39.753         48.075
                40.00%     44.99%    < 675      25.462        89.156          7.436           2.094         41.095         43.939
                45.00%     49.99%    < 700      23.869        78.605         17.037             1.5         53.442         31.737
                50.00%     54.99%    < 750      16.576        76.033         17.488               0         45.609         45.746
                   56% max           < 750      36.625        57.822         33.484          11.414          93.53           6.47


                                                                                % With
     DTI Low             DTI High    FICO    % No Doc    % MI    % Int Only     Seconds
     -------             --------    ----    --------    ----    ----------     -------
                20.00%     29.99%    < 550
                30.00%     34.99%    < 600
                35.00%     39.99%    < 675     12.171   5.588        93.196       62.588    44,154,582.24
                40.00%     44.99%    < 675     14.966   5.246        89.828       72.919    52,574,172.96
                45.00%     49.99%    < 700     14.822   6.857        91.658       68.906    41,266,271.36
                50.00%     54.99%    < 750      8.644   5.284        89.551       65.921     9,412,934.80
                   56% max           < 750          0   27.65        91.305        7.595     4,482,486.61



IV. LIMITED AND STATED  DOC

                                                  Row - %            Wtd Avg      Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
    FICO Low            FICO High            Total Collateral   Curr. Bal./Loan     FICO      DTI       LTV       GWAC      % SFD
    --------            ---------            ----------------   ---------------     ----      ---       ---       ----      -----
                   500        524
                   525        574
                   575        599
                   600        619                       0.03%        252,000.00       619     41.61        80      7.63       100
                   620        639                       1.00%        212,000.47   631.298    36.297    73.708      6.44    72.919
                   640        659                       3.09%        242,258.18   650.521    37.643    77.925      6.55    58.631
                   660        679                       5.76%        267,524.89   670.385    37.546    78.141      6.52     62.65
                   680        699                       8.76%        266,910.46   689.267    35.859    77.422       6.4    66.448
                   700        724                      11.07%        295,689.43    711.32    36.261    79.577      6.35    63.512
                   725        749                       9.24%        316,793.15   736.217    36.496    79.062       6.3    58.327
                   750 max                             11.24%        288,255.51   773.039    36.084    78.393      6.26    61.392


    FICO Low            FICO High            % PUD    % Owner Occ    % Investor    % 2+ family    % Full Doc     % Ltd Doc
    --------            ---------            -----    -----------    ----------    -----------    ----------     ---------
                   500        524
                   525        574
                   575        599
                   600        619                0            100             0              0             0             0
                   620        639           13.436         89.297        10.703              0             0             0
                   640        659           25.612          86.09          9.14          1.171             0             0
                   660        679            24.77         84.868        12.689           1.85             0             0
                   680        699           20.034         77.902        19.294          4.697             0             0
                   700        724           21.619         84.202        11.962          4.288             0             0
                   725        749           24.479         85.392        10.752          2.746             0             0
                   750 max                   20.34         74.547        20.239          6.188             0             0


    FICO Low            FICO High           % No Doc     % MI    % Int Only      % CA      % NY      % FL
    --------            ---------           --------     ----    ----------      ----      ----      ----
                   500        524
                   525        574
                   575        599
                   600        619                  0        0           100         0         0          0         252,000.00
                   620        639                  0    1.951        90.305    36.056         0     19.841       9,540,021.21
                   640        659                  0    4.923        84.843    39.727     2.665     11.539      29,555,497.42
                   660        679                  0    2.998        92.387    33.908     2.035       9.03      55,110,126.27
                   680        699                  0    2.121        93.549    38.226     1.644      6.882      83,809,882.81
                   700        724                  0    4.232        95.465    54.898     0.809      6.698     105,856,814.55
                   725        749                  0    2.961        95.893    52.463     0.918      6.729      88,385,287.91
                   750 max                         0    4.834        90.673    55.213     0.765      6.076     107,519,304.07



V. High LTV LOANS

                                                  Row - %           Wtd Avg     Wtd Avg   Wtd Avg  Wtd Avg   Wtd Avg
         LTV                  LTV            Total Collateral  Curr. Bal./Loan   FICO       DTI      LTV       GWAC      % SFD
         ---                  ---            ----------------  ---------------   ----       ---      ---       ----      -----
                80.00%     89.99%                      60.05%       251,056.36  710.021    37.006   80.172      6.41    61.182
                90.00%     94.99%                       3.11%       202,245.04  716.187    37.575   90.643      6.59    59.958
                95.00%     99.99%                       1.15%       212,360.69  706.448    38.647   95.036      6.54    49.524
               100.00%    109.99%                       0.09%       148,720.08  669.316    41.761      100      6.27    83.561
               110.00% max


         LTV                  LTV           % PUD    % Owner Occ   % Investor  % 2+ family   % Full Doc      % Ltd Doc
         ---                  ---           -----    -----------   ----------  -----------   ----------      ---------
                80.00%     89.99%          21.379          80.44       15.333        4.872       22.748              0
                90.00%     94.99%          19.317         48.379       43.552        4.346       21.703              0
                95.00%     99.99%              39         89.052        4.809        3.174       15.426              0
               100.00%    109.99%               0            100            0            0       75.978              0
               110.00% max


         LTV                  LTV           % No Doc     % MI    % Int Only     % CA     % NY       % FL       2/28
         ---                  ---           --------     ----    ----------     ----     ----       ----       ----
                80.00%     89.99%             22.004    2.137        92.929   35.589    1.382      8.368      7.271
                90.00%     94.99%             45.395      100        85.193    9.731    2.976     26.285      1.769
                95.00%     99.99%             50.841      100         82.09    2.301        0     26.855      1.269
               100.00%    109.99%                  0      100        21.685        0        0          0          0
               110.00% max


         LTV                  LTV            3/27        5/25
         ---                  ---            ----        ----
                80.00%     89.99%          28.606       48.81     574,416,945.72
                90.00%     94.99%          28.141      62.349      29,730,020.93
                95.00%     99.99%          38.994      54.343      11,042,755.65
               100.00%    109.99%          21.685      78.315         892,320.46
               110.00% max



VI. IO LOANS

                                                  Row - %             Wtd Avg      Wtd Avg   Wtd Avg   Wtd Avg  Wtd Avg
       FICO Low         FICO High            Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD
       --------         ---------            ----------------    ---------------    ----       ---       ---      ----     -----
                   500        524
                   525        574
                   575        599                       0.05%         229,875.00   597.782    36.529    68.071      5.8   78.227
                   600        619                       0.14%         192,300.00   614.153    40.837    73.832     6.71   84.251
                   620        639                       2.84%         231,872.31   630.452    36.929    73.383      6.3    70.32
                   640        659                       7.97%         243,652.10   649.657     38.45    77.547     6.46   64.317
                   660        679                      13.64%         249,009.00    669.77    38.073    78.016      6.4   57.502
                   680        699                      17.07%         246,997.81   689.454    36.709    77.473     6.36   62.285
                   700        724                      17.72%         266,157.56   711.078    36.991    79.259     6.39   59.017
                   725        749                      14.13%         279,883.98   736.413     36.94    78.078      6.3   58.637
                   750 max                             18.40%         259,164.09    774.13     36.56    77.124     6.27   59.198


       FICO Low         FICO High            % PUD    % Owner Occ    % Investor    % 2+ family    % Full Doc    % Ltd Doc
       --------         ---------            -----    -----------    ----------    -----------    ----------    ---------
                   500        524
                   525        574
                   575        599                0            100             0              0           100            0
                   600        619           15.749         91.475         8.525              0        67.287            0
                   620        639           17.355         83.812         7.064          5.418        42.614            0
                   640        659           20.914          89.77         7.721          2.405        40.417            0
                   660        679           28.293         82.957        11.931          1.902        28.911            0
                   680        699           21.609         78.665        18.267          4.845         19.16            0
                   700        724           22.515         78.409        17.274          5.935        13.972            0
                   725        749           24.794         77.478        17.326          4.075        17.414            0
                   750 max                  22.633         68.986        25.971          5.929        21.775            0


       FICO Low         FICO High           % No Doc       % MI      % Int Only       % CA       % NY       % FL     2 yr IO
       --------         ---------           --------       ----      ----------       ----       ----       ----     -------
                   500        524
                   525        574
                   575        599                  0          0             100          0          0          0           0
                   600        619             13.992      8.525             100          0          0     22.134           0
                   620        639              25.63      4.081             100     31.951          0     10.747           0
                   640        659             26.703      7.147             100     22.952      2.953      8.559        1.31
                   660        679             32.068      4.957             100     26.193       0.63      10.78           0
                   680        699             32.818       3.99             100     30.339      1.016      9.606           0
                   700        724             26.422      6.494             100     42.497       1.11      9.073           0
                   725        749              19.89      3.362             100     41.662       1.28      9.066       0.236
                   750 max                    22.824      6.049             100     41.523      1.257      7.605           0


       FICO Low         FICO High          3 yr IO    5 yr IO
       --------         ---------          -------    -------
                   500        524
                   525        574
                   575        599                0          0         100          459,750.00
                   600        619           25.685      13.61      44.956        1,346,099.98
                   620        639            7.674     14.957      74.755       27,129,059.93
                   640        659            2.029       7.49      88.561       76,263,108.00
                   660        679             4.82       7.06      85.556      130,480,715.42
                   680        699            5.223     10.145       83.73      163,265,551.20
                   700        724            3.274      8.904       86.11      169,542,368.00
                   725        749            5.917      9.255      83.706      135,183,961.75
                   750 max                   6.845     11.451      79.583      175,972,419.40



VI (a) Investor LOANS

                                                  Row - %           Wtd Avg     Wtd Avg   Wtd Avg  Wtd Avg  Wtd Avg
       FICO Low         FICO High            Total Collateral  Curr. Bal./Loan   FICO       DTI      LTV     GWAC       % SFD
       --------         ---------            ----------------  ---------------   ----       ---      ---     ----       -----
                   500        524
                   525        574
                   575        599
                   600        619                       0.01%       114,750.00      610      56.9       85     6.38       100
                   620        639                       0.23%       128,032.61  631.812    36.172   77.316     7.06    51.517
                   640        659                       0.76%       169,509.82  650.871    36.187   78.661     6.86    40.475
                   660        679                       2.04%       178,732.71  670.406    35.532   78.247     6.64    50.068
                   680        699                       3.35%       196,682.80  689.383    32.645   76.067      6.7    58.658
                   700        724                       3.44%       187,011.84  712.089    37.281   79.218     6.61    52.244
                   725        749                       2.61%       180,674.52  736.368    35.308   76.423     6.54    52.332
                   750 max                              5.65%       198,841.36   773.49    35.099   75.661     6.46    54.917


       FICO Low         FICO High            % PUD    % Owner Occ    % Investor    % 2+ family    % Full Doc    % Ltd Doc
       --------         ---------            -----    -----------    ----------    -----------    ----------    ---------
                   500        524
                   525        574
                   575        599
                   600        619                0              0           100              0           100            0
                   620        639           20.576              0           100          13.02        16.218            0
                   640        659           29.071              0           100         17.254        28.126            0
                   660        679           13.529              0           100         19.202        25.006            0
                   680        699           17.314              0           100         14.641        12.374            0
                   700        724            19.08              0           100         18.992        23.864            0
                   725        749           23.993              0           100          11.72         26.32            0
                   750 max                  18.775              0           100         13.195        30.231            0


       FICO Low         FICO High           % No Doc      % MI    % Int Only      % CA      % NY       % FL      2 yr IO
       --------         ---------           --------      ----    ----------      ----      ----       ----      -------
                   500        524
                   525        574
                   575        599
                   600        619                  0       100           100         0         0        100             0
                   620        639              36.87     7.507        88.045         0         0     29.745             0
                   640        659             34.812    19.803         80.78    21.848         0     10.796             0
                   660        679             39.099     6.874        79.905    21.999         0     26.536             0
                   680        699             37.187     5.731        93.028    13.057     0.145     15.016             0
                   700        724             37.664    15.822        88.982    23.859     0.561     18.041             0
                   725        749             35.564     9.881        93.942    20.008         0     17.558             0
                   750 max                    29.535     9.862          84.5     26.46     2.296     13.592             0


       FICO Low         FICO High         3 yr IO     5 yr IO     10 yr IO
       --------         ---------         -------     -------     --------
                   500        524
                   525        574
                   575        599
                   600        619             100           0             0         114,750.00
                   620        639               0       8.557        79.488       2,176,554.43
                   640        659           6.021       5.145        69.613       7,288,922.31
                   660        679           4.496       4.735        70.674      19,481,865.19
                   680        699           3.079       5.432        83.772      32,059,295.71
                   700        724           2.416      10.493        74.342      32,914,083.57
                   725        749           2.951      15.389        75.007      24,933,083.28
                   750 max                  6.579      13.149         62.82      54,084,850.85



VI.(b) NINA LOANS

                                                 Row - %          Wtd Avg       Wtd Avg   Wtd Avg  Wtd Avg  Wtd Avg
       FICO Low         FICO High           Total Collateral  Curr. Bal./Loan    FICO       DTI      LTV     GWAC       % SFD
       --------         ---------           ----------------  ---------------    ----       ---      ---     ----       -----
                   500        524
                   525        574
                   575        599
                   600        619                      0.02%       188,350.00       614         0   79.982     6.88       100
                   620        639                      0.84%       206,926.07   630.439    39.786    74.33     6.58    70.298
                   640        659                      2.42%       241,291.89   650.129    37.501   76.697     6.42     60.28
                   660        679                      4.96%       221,932.83   669.136    36.612   77.075     6.47    59.237
                   680        699                      6.20%       223,638.83   690.009    35.812   76.199     6.42    62.333
                   700        724                      5.10%       222,986.00   710.755    35.742    78.44     6.47    54.138
                   725        749                      3.12%       218,155.30   736.493    35.535   74.202     6.46    61.781
                   750 max                             4.62%       225,396.79   774.318    34.706   72.434     6.34    59.642


       FICO Low         FICO High            % PUD    % Owner Occ    % Investor    % 2+ family    % Full Doc    % Ltd Doc
       --------         ---------            -----    -----------    ----------    -----------    ----------    ---------
                   500        524
                   525        574
                   575        599
                   600        619                0            100             0              0             0            0
                   620        639           16.725         85.417         9.944          8.922             0            0
                   640        659           24.484         85.892        10.954          6.062             0            0
                   660        679           25.044         74.795        16.039          2.876             0            0
                   680        699           20.976         76.209        20.116          5.082             0            0
                   700        724           24.708         68.812        25.385           6.08             0            0
                   725        749            22.91         61.494        29.669          7.654             0            0
                   750 max                   23.35         59.131        36.158          6.312             0            0


       FICO Low         FICO High           % No Doc      % MI     % Int Only       % CA       % NY       % FL     2 yr IO
       --------         ---------           --------      ----     ----------       ----       ----       ----     -------
                   500        524
                   525        574
                   575        599
                   600        619                100         0            100          0          0          0           0
                   620        639                100     3.045          86.16     38.004          0     12.024           0
                   640        659                100     9.952         87.913      8.475       3.08      8.816       4.313
                   660        679                100     8.652         88.101     22.664          0     15.591           0
                   680        699                100     7.262         90.408     24.261      0.851     15.787           0
                   700        724                100    13.874         91.732     24.314      0.472     16.811           0
                   725        749                100     5.737         89.963       21.6       0.64     18.298           0
                   750 max                       100    12.177         90.915     31.559      2.981     12.999           0


       FICO Low         FICO High         3 yr IO      5 yr IO       10 yr IO
       --------         ---------         -------      -------       --------
                   500        524
                   525        574
                   575        599
                   600        619               0            0            100          188,350.00
                   620        639               0            0          86.16        8,070,116.59
                   640        659           1.278        0.656         81.666       23,164,021.32
                   660        679           0.947        3.739         83.415       47,493,625.53
                   680        699           2.493        5.796         81.614       59,264,290.52
                   700        724            1.68        8.254         81.799       48,833,934.08
                   725        749           2.974        4.368         82.621       29,887,276.26
                   750 max                  2.329        5.889          82.13       44,177,771.62



VII. SECOND LIEN LOANS (IF ANY)

                                                  Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
       FICO Low         FICO High            Total Collateral  Curr. Bal./Loan    FICO      DTI      CLTV     GWAC      % SFD
       --------         ---------            ----------------  ---------------    ----      ---      ----     ----      -----
                   500        524
                   525        574
                   575        599
                   600        619
                   620        639
                   640        659
                   660        679
                   680        699
                   700        724
                   725        749
                   750 max


       FICO Low         FICO High            % PUD    % Owner Occ   % Investor  % 2+ family   % Full Doc      % Ltd Doc
       --------         ---------            -----    -----------   ----------  -----------   ----------      ---------
                   500        524
                   525        574
                   575        599
                   600        619
                   620        639
                   640        659
                   660        679
                   680        699
                   700        724
                   725        749
                   750 max


       FICO Low         FICO High           % No Doc      % MI     % Int Only       % CA       % NY       % FL
       --------         ---------           --------      ----     ----------       ----       ----       ----
                   500        524
                   525        574
                   575        599
                   600        619
                   620        639
                   640        659
                   660        679
                   680        699
                   700        724
                   725        749
                   750 max



VIII. MANUFACTURED HOME LOANS (IF ANY)
                                                  Row - %          Wtd Avg       Wtd Avg   Wtd Avg  Wtd Avg  Wtd Avg
       FICO Low         FICO High            Total Collateral  Curr. Bal./Loan    FICO      DTI      LTV      GWAC      % SFD
       --------         ---------            ----------------  ---------------    ----      ---      ---      ----      -----
                   500        524
                   525        574
                   575        599
                   600        619
                   620        639
                   640        659
                   660        679
                   680        699
                   700        724
                   725        749
                   750 max


       FICO Low         FICO High            % PUD    % Owner Occ   % Investor  % 2+ family   % Full Doc      % Ltd Doc
       --------         ---------            -----    -----------   ----------  -----------   ----------      ---------
                   500        524
                   525        574
                   575        599
                   600        619
                   620        639
                   640        659
                   660        679
                   680        699
                   700        724
                   725        749
                   750 max


                                                                                   %           %
       FICO Low         FICO High            % No Doc    % MI    % Int Only    Land/Home   Single wide     % CA     % NY
       --------         ---------            --------    ----    ----------    ---------   -----------     ----     ----
                   500        524
                   525        574
                   575        599
                   600        619
                   620        639
                   640        659
                   660        679
                   680        699
                   700        724
                   725        749
                   750 max


       FICO Low         FICO High                % FL        2/28          3/27             5/25
       --------         ---------                ----        ----          ----             ----
                   500        524
                   525        574
                   575        599
                   600        619
                   620        639
                   640        659
                   660        679
                   680        699
                   700        724
                   725        749
                   750 max


Goldman Sachs                     GSAA-05 14

================================================================================


---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 3807
Schedule Balance: $956,631,699.48
AverageSched Bal: $251,282.30
GrossWAC: 6.357
NetWAC: 6.063
OTERM: 360
RTERM: 358
ATERM: 357
AGE: 2
First CAP: 4.422
Periodic CAP: 1.586
MAXRATE: 11.941
MINRATE: 2.550
MTR: 44.305
MARGIN: 2.396
DTI: 37.161
OLTV: 77.731
COLTV: 89.222
FICO: 709.200
---------------------------------------------------------------


---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
3.501 - 4.000                                              0.02
4.001 - 4.500                                              0.08
4.501 - 5.000                                              1.01
5.001 - 5.500                                              5.86
5.501 - 6.000                                             22.76
6.001 - 6.500                                             39.10
6.501 - 7.000                                             21.17
7.001 - 7.500                                              7.62
7.501 - 8.000                                              1.88
8.001 - 8.500                                              0.43
8.501 - 9.000                                              0.06
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
0.01 - 50,000.00                                           0.09
50,000.01 - 100,000.00                                     2.28
100,000.01 - 150,000.00                                    9.12
150,000.01 - 200,000.00                                   13.17
200,000.01 - 250,000.00                                   13.27
250,000.01 - 275,000.00                                    6.75
275,000.01 - 350,000.00                                   17.77
350,000.01 - 400,000.00                                   10.39
400,000.01 - 450,000.00                                    6.83
450,000.01 - 500,000.00                                    5.76
500,000.01 - 550,000.00                                    3.88
550,000.01 - 600,000.00                                    2.90
600,000.01 - 750,000.00                                    4.77
750,000.01 - 850,000.00                                    0.99
850,000.01 - 950,000.00                                    0.65
950,000.01 - 1,000,000.00                                  0.72
1,000,000.01 - 1,250,000.00                                0.35
1,250,000.01 - 1,500,000.00                                0.29
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
180                                                        0.12
360                                                       99.88
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
176.000                                                    0.05
177.000                                                    0.02
179.000                                                    0.05
350.000                                                    0.20
351.000                                                    0.29
352.000                                                    0.35
353.000                                                    0.45
354.000                                                    0.77
355.000                                                    2.32
356.000                                                    8.04
357.000                                                   18.98
358.000                                                   22.96
359.000                                                   34.86
360.000                                                   10.66
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            91.99
180.000 - 239.999                                          0.04
300.000 - 359.999                                          7.01
360.000 >=                                                 0.96
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
0                                                         10.66
1                                                         34.91
2                                                         22.96
3                                                         19.01
4                                                          8.09
5                                                          2.32
6                                                          0.77
7                                                          0.45
8                                                          0.35
9                                                          0.29
10                                                         0.20
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
CA                                                        34.71
FL                                                         9.47
GA                                                         4.77
VA                                                         7.80
AZ                                                         5.34
NJ                                                         5.75
NV                                                         3.48
MD                                                         3.62
MN                                                         2.29
CO                                                         2.39
Other                                                     20.37
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             2.11
50.001 - 60.000                                            2.40
60.001 - 70.000                                            7.88
70.001 - 75.000                                            5.54
75.001 - 80.000                                           76.37
80.001 - 85.000                                            0.47
85.001 - 90.000                                            3.53
90.001 - 95.000                                            1.59
95.001 - 100.000                                           0.10
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             2.08
50.001 - 60.000                                            2.20
60.001 - 70.000                                            5.00
70.001 - 75.000                                            3.20
75.001 - 80.000                                           18.18
80.001 - 85.000                                            1.50
85.001 - 90.000                                           13.87
90.001 - 95.000                                           13.05
95.001 - 100.000                                          40.92
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
0.000 - 19.999                                             0.04
580.000 - 599.999                                          0.05
600.000 - 619.999                                          0.14
620.000 - 639.999                                          3.20
640.000 - 659.999                                          8.92
660.000 - 679.999                                         15.13
680.000 - 699.999                                         18.35
700.000 - 719.999                                         15.64
720.000 - 739.999                                         12.78
740.000 - 759.999                                         10.15
760.000 - 779.999                                          8.58
780.000 - 799.999                                          5.06
800.000 - 819.999                                          1.97
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
GEMICO                                                     0.80
MORTGAGE GUARANTY INSURANCE CO                             0.49
OLTV <= 80 - NO MI                                        94.30
OLTV > 80 - NO MI                                          0.06
PMI MORTGAGE INSURANCE CO                                  2.02
RADIAN                                                     0.52
REPUBLIC MORTGAGE INSUANCE CO                              0.81
TRIAD                                                      0.13
UGIC                                                       0.88
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                 4.98
CONDO                                                     11.69
CO-OP                                                      0.09
PUD                                                       22.97
SINGLE FAMILY                                             60.21
TOWNHOUSE                                                  0.06
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                 18.09
OWNER OCCUPIED                                            77.25
SECOND HOME                                                4.66
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                              17.04
PURCHASE                                                  75.68
RATE/TERM REFI                                             7.29
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/AL                                                   22.51
TNO DOC                                                   27.31
SISA                                                      50.18
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                          8.01
Y                                                         91.99
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                      8.01
24.000                                                     0.14
36.000                                                     4.64
60.000                                                     8.73
66.000                                                     0.02
84.000                                                     1.45
120.000                                                   77.02
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
N                                                         35.59
Y                                                         64.41
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                         73.09
Y                                                         26.91
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                     73.09
2.000                                                      0.01
3.000                                                      0.01
4.000                                                      0.09
6.000                                                      1.90
12.000                                                     1.18
20.000                                                     0.03
24.000                                                     2.02
36.000                                                    20.94
42.000                                                     0.14
60.000                                                     0.60
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
<= 0.000                                                  22.59
0.001 - 10.000                                             0.15
10.001 - 20.000                                            1.76
20.001 - 30.000                                            9.27
30.001 - 40.000                                           39.12
40.001 - 50.000                                           25.70
50.001 - 60.000                                            1.16
60.001 - 70.000                                            0.15
70.001 - 80.000                                            0.07
80.001 - 90.000                                            0.03
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                                67.43
NON CONFORMING                                            32.57
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 YEAR CMT1 YEAR LIBOR1 YEAR TREASURY6       0.24 30.61 0.04
MONTH LIBOR                                       69.11
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
1.501 - 2.000                                              0.02
2.001 - 2.500                                             81.86
2.501 - 3.000                                             15.05
3.001 - 3.500                                              2.23
3.501 - 4.000                                              0.28
4.001 - 4.500                                              0.22
4.501 - 5.000                                              0.32
5.001 - 5.500                                              0.02
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


________________________________________________________________________________
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
________________________________________________________________________________
                                Nov 3, 2005 12:23                    Page 1 of 2

Goldman Sachs                     GSAA-05 14

================================================================================


---------------------------------------------------------------
First Adjustment Cap                                    Percent
---------------------------------------------------------------
1.000                                                      1.32
1.500                                                      0.16
2.000                                                     13.52
2.995                                                      0.03
3.000                                                     16.02
3.250                                                      0.02
4.000                                                      0.15
4.950                                                      0.02
5.000                                                     47.77
5.025                                                      0.01
5.625                                                      0.04
5.875                                                      0.05
5.995                                                      0.03
6.000                                                     20.86
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
1.000                                                     42.83
1.500                                                      0.21
2.000                                                     56.55
3.000                                                      0.03
5.875                                                      0.03
6.000                                                      0.35
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
9.501 - 10.000                                             0.20
10.001 - 10.500                                            1.92
10.501 - 11.000                                            9.35
11.001 - 11.500                                           19.56
11.501 - 12.000                                           26.46
12.001 - 12.500                                           27.62
12.501 - 13.000                                            9.75
13.001 - 13.500                                            3.06
13.501 - 14.000                                            1.17
14.001 - 14.500                                            0.48
14.501 - 15.000                                            0.10
15.001 >=                                                  0.33
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
2.001 - 2.500                                             77.10
2.501 - 3.000                                             15.01
3.001 - 3.500                                              2.56
3.501 - 4.000                                              0.82
4.001 - 4.500                                              1.00
4.501 - 5.000                                              0.82
5.001 - 5.500                                              0.19
5.501 - 6.000                                              0.56
6.001 - 6.500                                              0.66
6.501 - 7.000                                              0.89
7.001 >=                                                   0.37
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Months To Roll                                          Percent
---------------------------------------------------------------
1.                                                         0.10
2.                                                         0.34
3.                                                         0.92
4.                                                         0.39
5.                                                         0.52
6.                                                         0.44
8.                                                         0.29
9.                                                         0.17
10.                                                        1.31
11.                                                        6.92
12.                                                        0.27
14.                                                        0.04
15.                                                        0.12
17.                                                        0.03
18.                                                        0.06
20.                                                        0.43
21.                                                        0.63
22.                                                        0.56
23.                                                        3.32
24.                                                        0.83
26.                                                        0.02
27.                                                        0.04
28.                                                        0.26
29.                                                        0.12
30.                                                        0.39
31.                                                        0.84
32.                                                        2.01
33.                                                        2.82
34.                                                        6.18
35.                                                       12.45
36.                                                        2.56
46.                                                        0.01
48.                                                        0.01
50.                                                        0.05
51.                                                        0.04
52.                                                        0.09
53.                                                        0.30
54.                                                        0.05
55.                                                        1.35
56.                                                        4.04
57.                                                        6.19
58.                                                       17.11
59.                                                       15.98
60.                                                        6.78
61.                                                        0.02
80.                                                        0.05
81.                                                        0.06
82.                                                        1.73
83.                                                        0.45
84.                                                        0.15
118.                                                       0.07
119.                                                       0.08
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         95.27
2                                                          2.88
3                                                          0.57
4                                                          1.29
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Product Type                                             Percent
---------------------------------------------------------------
1 YEAR ARM                                                  8.96
10 YEAR ARM                                                 0.15
2 YEAR ARM                                                  6.09
3 YEAR ARM                                                 27.63
5 YEAR ARM                                                 52.00
6 MONTH ARM                                                 2.72
7 YEAR ARM                                                  2.44
---------------------------------------------------------------
Total:                                                    100.00
---------------------------------------------------------------


---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         83.70
Y                                                         16.30
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Originator                                               Percent
---------------------------------------------------------------
COUNTRYWIDE                                                 3.11
GOLDMAN MORTGAGE CO                                        47.71
GREENPOINT                                                 25.44
NATCITY                                                     7.83
SUNTRUST                                                   15.91
---------------------------------------------------------------
Total:                                                    100.00
---------------------------------------------------------------



________________________________________________________________________________
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
________________________________________________________________________________
                               Nov 3, 2005 12:23                     Page 2 of 2